                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:    May 14, 1999
---------------------------------
(Date of earliest event reported)

                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-64551               13-3748219


(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                          Identification No.)


                 1285 Avenue of the Americas, New York, NY 10019
                 -----------------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (212) 713-7900

ITEM 5. OTHER EVENTS

               Attached as Exhibit 99 to this Current Report are certain materials (Collateral and Structural Term Sheets and Computational Materials) furnished to PaineWebber Mortgage Acceptance Corporation V (the "Registrant") by the underwriters in connection with the Registrant's proposed offering of its Commercial Mortgage Pass-Through Certificates, Series 1999-C1 Class A-1, Class A-2, Class B, Class C, Class D and Class X (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64551) (the "Registration Statement"). These Collateral and Structural Term Sheets and Computational Materials will be incorporated by reference in the Registration Statement.

               The Collateral and Structural Term Sheets and Computational Materials were prepared solely by the underwriters, and the Registrant did not prepare or participate in the preparation thereof.

               Any statement or information contained in the Collateral and Structural Term Sheets and Computational Materials may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement, by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit 99    Collateral and Structural Term Sheets and Computational Materials.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned duly authorized officer.

                                      PAINEWEBBER MORTGAGE ACCEPTANCE
                                      CORPORATION V



                                       By: /s/ Steven J. Plust
                                          --------------------------------------
                                           Name:  Steven J. Plust
                                           Title: Managing Director

Date: May 14, 1999

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.           Description                            Page
-----------           -----------                            ----

99            Collateral and Structural Term Sheets and Computational Materials

--------------------------------------------------------------------------------

        STRUCTURAL AND COLLATERAL TERM SHEETS AND COMPUTATIONAL MATERIALS
            PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V (DEPOSITOR)
          Commercial Mortgage Pass-Through Certificates, Series 1999-C1

--------------------------------------------------------------------------------


                                     Legend

        Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement to the prospectus dated March 25, 1999 relating to certain classes of certificates referred to above (the "Certificates") in making their investment decision.

        The information contained in this Exhibit 99 should be reviewed only in conjunction with a careful review of such prospectus supplement and prospectus. Such information does not include any information relating to the structure of the Certificates and does not include all relevant information relating to the underlying Mortgage Loans. Particular attention should be paid to the risks and special considerations associated with an investment in the Certificates described in such prospectus supplement and prospectus. The information contained in this Exhibit 99 should not be viewed as projections, forecasts, predictions or opinions with respect to value.

        Any information contained in this Exhibit 99 is subject to completion or amendment. Furthermore, any information contained in this Exhibit 99 will be more fully described in the final prospectus supplement and prospectus, and such information contained herein will be fully superseded thereby. Prior to making any investment decision, a prospective investor should receive and carefully review such prospectus supplement and prospectus.

NOTHING IN THIS EXHIBIT 99 SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

--------------------------------------------------------------------------------

             PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
                  $616.67 million Publicly Offered Certificates
                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

SEQUENTIAL PAY REMIC CLASSES
================================================================================

                               INITIAL
                             AGGREGATE
                             CERTIFICATE                             APPRX.        APPRX.
                             BALANCE OR    APPRX.       APPRX.      WEIGHTED     PRINCIPAL     EXPECTED
              RATINGS         NOTIONAL     DOLLAR    PASS-THROUGH   AVERAGE       WINDOW        FINAL        PRICE TALK
  CLASS    MOODY'S/FITCH       AMOUNT      PRICE         RATE       LIFE (1)    (YRS.) (1)    MATURITY(1)     (BPS) (3)
  -----    -------------       ------      -----         ----       --------    ----------    -----------     ---------
A-1        Aaa/AAA          $153,627,000   100-16                     5.32      0.11 - 8.52    12/15/07
A-2        Aaa/AAA          $357,327,000   101-16                     9.27      8.52 - 9.86     4/15/09
X          Aaa/AAA          $704,764,603     -               (2)      9.24      0.11 -24.36    10/15/23
B          Aa2/AA           $35,238,000    101-16                     9.86      9.86 - 9.94     5/15/09
C          A2/A             $37,000,000    101-16                     9.94      9.94 -10.02     6/15/09
D          Baa2/BBB         $33,476,000    100-00                    10.14     10.02 -10.52    12/15/09
-----------------------------------------------------------------------------------------------------------------------
E          Baa3/BBB-        $8,809,000
F          Ba2/NR           $35,238,000
G          B2/NR            $24,666,000              Not Offered
H          B3/NR            $7,400,000
I          NR/NR            $11,983,603
-----------------------------------------------------------------------------------------------------------------------

(1) Assuming no prepayments (other than on the Anticipated Repayment Date, if any), modifications, losses, extensions, clean-up calls and that all loans balloon at maturity or Anticipated Repayment Date. Class X represents a notional principal amount.
(2) The Pass-Through Rate on the Class X is equal to the excess, if any, of (i) the weighted average of the Net Mortgage Rates on the Mortgage Loans over
    (ii) the weighted average of the Pass-Through Rates of the other Classes (other than the residual class).
(3) Will be priced off of the interpolated weighted average life Treasury Curve.

SETTLEMENT DATE           On or about June 7, 1999.

COLLATERAL                177 Loans; approximately 31.65% Multifamily, 13.29%
                          Retail, 12.98% Office, 11.44% Hotel, 10.04%
                          Industrial, 7.04% CTL, 4.66% Nursing Home.

LOAN SELLERS              PaineWebber Real Estate Securities Inc. (66.35%),
                          Merrill Lynch Mortgage Capital Inc. (33.65%).

PORTFOLIO DSCR / LTV      1.46x / 71.03% at the Cut-off Date (56.62% at
                          Maturity).

CALL PROTECTION           100% of the mortgages are protected by Lockout and/or
                          Defeasance, Yield Maintenance, and/or Prepayment
                          Premiums to the extent described herein.

SERVICER                  Banc One Mortgage Capital Markets, LLC

SPECIAL SERVICER          Banc One Mortgage Capital Markets, LLC

UNDERWRITERS              PaineWebber Incorporated and Merrill Lynch & Co.



       PAINEWEBBER INCORPORATED                       MERRILL LYNCH & CO.
            RENNY MENDEZ                                 RICHARD SIGG
             JOHN OTIS                                    GLEN REISS
           (212) 713-4002                               (212) 449-3860

================================================================================
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
SUBORDINATION LEVELS

The following chart summarizes the protection afforded to each Class of Certificates by the initial principal amount of other Classes that are subordinated thereto.


=====================================================================================================================
                                                                                RATINGS
APPROXIMATE                          PRINCIPAL                           -----------------------     CLASS SIZE AS A
  INITIAL                              AND               INITIAL                                      PERCENTAGE OF
  CREDIT         INTEREST-ONLY       INTEREST          CERTIFICATE                                    INITIAL POOL
  SUPPORT         CERTIFICATES     CERTIFICATES          BALANCE         MOODY'S      FITCH IBCA       BALANCE (1)
  -------         ------------     ------------          -------         -------      ----------       -----------

   27.50%                          Class A-1          $153,627,000         Aaa            AAA            21.80%

   27.50%                          Class A-2          $357,327,000         Aaa            AAA            50.70%

   22.50%                          Class B            $ 35,238,000         Aa2            AA              5.00%

   17.25%        Class X           Class C            $ 37,000,000         A2              A              5.25%

   12.50%        (Aaa/AAA)         Class D            $ 33,476,000        Baa2            BBB             4.75%

   11.25%                          Class E            $  8,809,000        Baa3           BBB-             1.25%

    6.25%                          Class F            $ 35,238,000         Ba2          NR(2)             5.00%

    2.75%                          Class G            $ 24,666,000         B2           NR(2)             3.50%

    1.70%                          Class H            $  7,400,000         B3           NR(2)             1.05%

                                   Class I            $ 11,983,603       NR (2)         NR(2)             1.70%
=====================================================================================================================

(1) Initial Pool Balance means the aggregate of the Stated Principal Balances of the Mortgage Loans on the Cut-off Date.
(2) NR=Not Rated.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
TRANSACTION SUMMARY


DEPOSITOR                 PaineWebber Mortgage Acceptance Corporation V.

OFFERED CERTIFICATES      Class A-1 and Class A-2 (together the "Class A
                          Certificates"), Class X, Class B, Class C, Class D.

LOAN SELLERS              Paine Webber Real Estate Securities Inc. (66.35%) and
                          Merrill Lynch Mortgage Capital Inc. (33.65%).

RATING AGENCIES           Moody's Investors Service ("Moody's"), Fitch IBCA,
                          Inc. ("Fitch")

LEGAL STRUCTURE           Sequential pay REMIC classes rated AAA through BBB
                          offered.

CUT-OFF DATE              June 1, 1999 (or with respect to 1 Mortgage Loan, June
                          5, 1999).

SETTLEMENT DATE           On or about June 7, 1999.

DISTRIBUTION DATE         Monthly on the 15th day of the month or the next
                          business day. The first Distribution Date will occur in July 1999.

DELAY DAYS                14

MASTER SERVICER           Banc One Mortgage Capital Markets, LLC.

SPECIAL SERVICER          Banc One Mortgage Capital Markets, LLC.

TRUSTEE                   LaSalle Bank, National Association.

FISCAL AGENT              ABN Amro Bank NV

ERISA Classes A-1, A-2, and X are expected to be ERISA eligible, subject to certain limitations.

SMMEA ELIGIBILITY         The Certificates are not SMMEA eligible.

OPTIONAL TERMINATION      1% Clean-Up Call.

CERTIFICATE REGISTRATION  Each Class of Offered Certificates will be represented by one or more global Certificates registered in the name of Cede & Co., as nominee of the DTC for each principal paying class.

PRICING SPEED             0% CPR (assuming each Anticipated Repayment Date
                          ("ARD") Loan prepays on its Anticipated Repayment
                          Date) for each principal paying class. 100% CPR after Lockout and/or Yield Maintenance penalties expire for Class X.

UNDERWRITERS              PaineWebber Incorporated and Merrill Lynch & Co.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
CERTIFICATE STRUCTURE SUMMARY


DISTRIBUTION OF PRINCIPAL On each Distribution Date each Class is generally
AND INTEREST:             entitled, subject to the priority of payments, to
                          receive interest accrued on its certificate balance or notional amount at the applicable Pass-Through Rate during the month preceding the month in which that Distribution Date occurs. There are circumstances relating to the timing of prepayments in which your interest entitlement for a Distribution Date could be less than one full month's interest at the Pass-Through Rate on your certificate's principal balance or notional amount. We call this type of shortfall a "Prepayment Interest Shortfall."

                          The amount of principal required to be distributed to the Classes entitled to principal on a particular Distribution Date also can be found on p. S-81 of the preliminary Prospectus Supplement.

                          On each Distribution Date, the Available Distribution Amount from the Mortgage Loans, will be distributed in the following amounts and order of priority:

                          Step 1/Class A and Class X: To interest on Classes A-1 and A-2 and Class X, pro rata, in accordance with their interest entitlements.

                          Step 2/Class A: To the extent of funds available for principal, to principal on Classes A-1 and A-2, in that order, until reduced to zero. If each Class of certificates other than Class A has been reduced to zero, funds available for principal will be distributed to Classes A-1 and A-2, pro rata, rather than sequentially.

                          Step 3/Class A: To reimburse Classes A-1 and A-2, pro rata, for any previously unreimbursed losses on the Mortgage Loans allocable to principal that were previously borne by those classes.

                          Step 4/Class B: To Class B in this order: (a) to interest on Class B in the amount of its interest entitlement; (b) to the extent of funds available for principal, to principal on Class B until reduced to zero; and (c) to reimburse Class B for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that Class, together with interest.

                          Step 5/Class C: To Class C in a manner analogous to the Class B allocations of Step 4.

                          Step 6/Class D: To Class D in a manner analogous to the Class B allocations of Step 4.

                          Step 7/Private Certificates: To each Class of Private Certificates (other than the Residual Certificates), in the amounts and order of priority described in the preliminary Prospectus Supplement, in each case in a manner analogous to the Class B allocations of Step 4, and then to the Residual Certificates.

                          See p. S-81 of the preliminary Prospectus Supplement.


--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
CERTIFICATE STRUCTURE SUMMARY



SUBORDINATION /           Losses from any Mortgage Loan will generally be
ALLOCATION OF LOSSES      allocated in reverse alphabetical order to the
                          Certificates with Certificate Principal Balances The chart below describes the manner in which the rights of various Classes will be senior to the rights of other Classes. Entitlement to receive principal and interest on any distribution date is depicted in descending order. The manner in which Mortgage Loan losses are allocated is depicted in ascending order.


                                   Class A-1, Class A-2, Class X


                                              Class B


                                              Class C


                                              Class D


                                              Class E


                                              Class F


                                              Class G


                                              Class H


                                              Class I


                          See page S-87 of the preliminary Prospectus
                          Supplement.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
CERTIFICATE STRUCTURE SUMMARY



PREPAYMENT PROVISIONS     prepayment during their terms. 54.39% are locked out
                          until their respective maturity dates (or, with respect to ARD Loans, Anticipated Repayment Date),
                          1.39% require the payment of Yield Maintenance Charges until maturity (or, with respect to ARD Loans, Anticipated Repayment Date). The remaining 44.22% have varying periods of Lockout, Yield Maintenance and/or
                          Prepayment Premiums until a specified period of time
                          (generally between three and nine months) immediately prior to their respective maturity dates (or, with respect to ARD Loans, Anticipated Repayment Date) during which there are no restrictions on voluntary prepayment.

                          See pages S-43-44 of the preliminary Prospectus Supplement.

DEFEASANCE                The terms of 90.91% of the Mortgage Loans grant the
                          related borrower the option at any time after at least two years from the Closing Date to obtain the release of the lien of the Mortgage on the related Mortgaged
                          Property by substituting for such Mortgaged Property, as collateral for the related Mortgage Note, U.S.
                          Treasury securities which provide for payments on or prior to each Due Date and the maturity date or Anticipated Repayment Date, as the case may be, of amounts at least equal to the amounts which would have been payable on each such date under the terms of the related Mortgage Loan. No Yield Maintenance Charge or
                          Prepayment Premium will be payable in connection with the release of a Mortgaged Property as described above.

                          See page S-49 of the preliminary Prospectus
                          Supplement.

REPORTS TO                The Trustee will furnish each Certificateholder,
CERTIFICATEHOLDERS        Bloomberg, L.P., and Charter Research Corporation with
                          certain information including: (i) distributions of principal, interest, yield maintenance charges and prepayment premiums on each Class of Certificates;
                          (ii) the amount of P & I Advances, (iii) outstanding
                          Mortgage Loan and Certificate Balances; (iv) delinquency and prepayment data; (v) and the amount of any Appraisal Reductions.

                          The Trustee will provide to Certificateholders, on request, to the extent described in the preliminary Prospectus Supplement, certain information with respect to the Mortgaged Properties, including current and original net operating income, debt service coverage ratios based upon borrowers' annual operating statements and occupancy rates, to the extent the Servicer has received such information from the borrowers pursuant to the related Mortgage Loan documents.

                          See page S-91 of the preliminary Prospectus
                          Supplement.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
CERTIFICATE STRUCTURE SUMMARY




REPRESENTATIONS           Each Mortgage Loan Seller will make certain
AND WARRANTIES            representations and warranties with respect to each
                          Mortgage Loan.

                          See page S-71 of the preliminary Prospectus
                          Supplement.

SERVICER ADVANCING        The Servicer will be required to make (i) P & I
                          Advances (excluding principal Balloon Payments and any excess interest from ARD Loans) and (ii) Servicing
                          Advances through liquidation of a Mortgage Loan, unless such Advances are determined by the Servicer to be Nonrecoverable Advances, and, in the case of P & I
                          Advances, subject to the effect of any Appraisal
                          Reductions that may occur.

                          See page S-89 of the preliminary Prospectus
                          Supplement.

SPECIAL SERVICER          When a Mortgage Loan is more than 60 days delinquent,
RESPONSIBILITIES          or upon the occurrence of certain other events, the
                          Servicer will transfer its servicing responsibilities to the Special Servicer. Material loan extensions and modifications will be carried out by the Special
                          Servicer. The Special Servicer has the flexibility to modify Loans, subject to the Servicing Standards set forth in the Pooling and Servicing Agreement and subject to certain other limitations described therein.

                          See page S-105 of the preliminary Prospectus
                          Supplement.

CONTROLLING CLASS:        The most subordinate Class of Certificates with a
                          remaining Certificate Principal Balance at least equal to the lesser of (a) 1% of the Initial Pool Balance and (b) 25% of such Class' initial Certificate
                          Principal Balance (initially expected to be the Class
                          I Certificates) will be the "Controlling Class". The holder of the majority of the Controlling Class will have certain rights with respect to the direction of actions of the Special Servicer.

                          See page S-107 of the preliminary Prospectus
                          Supplement.

APPRAISAL  REDUCTIONS     An appraisal will be obtained by the Special Servicer
                          if a Mortgage Loan becomes 90 days delinquent, or upon the occurrence of certain other events. An Appraisal
                          Reduction may result, which would have the effect of reducing the amount of P & I Advances made by the Servicer and the voting rights of the most subordinate
                          Class of Certificates then outstanding.

                          See page S-90 of the preliminary Prospectus
                          Supplement.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
MORTGAGE LOAN / COLLATERAL SUMMARY


MORTGAGE POOL             The Mortgage Pool will consist of 177 fixed rate
                          Mortgage Loans on 124 commercial, 62 multifamily and 7 mobile-home community properties, with an Initial Pool
                          Balance of approximately $704,764,603. See pages 9 through 11 for more information on the Mortgage Loans.
                          All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage Pool.

 -------------------------------------------------------------------------------
 Cut-off Balance                      $704,764,603

 Average Loan Size                    $3,981,721

 WA Coupon                            7.40%

 WA DSC                               1.46x.

 WA LTV at Cut-off                    71.03%

 WA LTV at Maturity                   56.62%

 WA Loan Maturity                     Approximately 127 months.
 -------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                              NUMBER       CUT-OFF        CUT-OFF   WTD. AVE.  WTD. AVE.
                                OF         BALANCE        BALANCE   MORTGAGE   REMAINING    WTD. AVE.   WTD. AVE.
  PROPERTY TYPE             PROPERTIES       ($)            (%)     RATE (%)  TERMS (MOS)   DSCR(X)(1)  LTV (%)(1)
  -------------             ----------       ---            ---     --------  -----------   ----------  ----------
 Multifamily                    62      $223,046,636       31.65%    7.356%       114         1.32x       75.31%

 Retail                         30        93,658,976       13.29%    7.536%       132         1.40x       70.18%

 Office                         21        91,477,215       12.98%    7.065%       113         1.48x       69.42%

 Hospitality                    35        80,645,513       11.44%    7.683%       144         1.71x       66.50%

 Industrial                     18        70,735,180       10.04%    7.416%       110         1.35x       71.52%

 Credit Tenant Lease (CTL)       7        49,650,540        7.04%    7.094%       221          NAP         NAP

 Nursing Home                    2        32,840,000        4.66%    8.375%       120         1.66x       66.47%

 Mixed Use                       3        22,567,400        3.20%    6.842%       108         1.46x       70.88%

 Mobile Home Park                7        12,605,248        1.79%    7.099%       123         1.90x       55.79%

 Senior Housing                  3         9,967,957        1.41%    6.951%       114         1.60x       67.21%

 Other                           2         7,522,698        1.07%    7.436%       112         1.52x       67.51%

 Healthcare                      1         7,438,152        1.06%    8.500%       115         2.27x       71.52%

 Self Storage                    2         2,609,089        0.37%    7.760%       115         1.44x       74.02%
                               ---      ------------      ------     -----        ---         -----       -----
 TOTALS/WEIGHTED AVERAGE       193      $704,764,603      100.00%    7.402%       127         1.46X       71.03%
                               ===      ============      ======     =====        ===         =====       =====
------------------------------------------------------------------------------------------------------------------

(1)  CTL Loans are excluded from these calculations.

PROPERTY LOCATIONS        Properties are located in 33 states, the District of
                          Columbia and Puerto Rico, with the largest concentrations in Texas (12.89%), Maryland (11.85%),
                          Florida (7.81%), New Jersey (7.52%), California
                          (7.31%) and New York (6.86%).

LARGEST LOANS             The largest Mortgage Loan represents approximately
                          4.71% of the Initial Pool Balance; the three largest
                          Mortgage Loans represent 9.76%; the ten largest
                          Mortgage Loans represent 23.19%.

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
MORTGAGE LOAN / COLLATERAL SUMMARY



SPONSOR CONCENTRATIONS    There are no sponsor concentrations in excess of 10%
                          of the Initial Pool Balance.

REMAINING TERMS TO        Approximately 19.97% of the Mortgage Loans have
MATURITY                  remaining terms to maturity/ARD varying between 50-108
                          months, 60.64% of the Mortgage Loans have remaining terms to maturity/ARD varying between 109-120 months, 11.95% of the mortgage Loans have remaining terms to maturity/ARD varying between 121-228 months, and the remaining 7.43% of the Mortgage Loans have remaining terms to maturity/ARD varying between 229-292 months.

BALLOON PAYMENTS          Approximately 74.94% of the Mortgage Loans require
                          balloon payments at maturity; the remaining 25.06% of the Mortgage Loans are fully or hyper amortizing.


INTEREST ACCRUAL PERIOD   Approximately 5.01% of the Mortgage Loans accrue
                          interest on a 30/360 basis; 94.99% of the Mortgage
                          Loans accrue interest on an Actual/360 basis.




--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
MORTGAGE LOAN / COLLATERAL SUMMARY



MORTGAGE LOANS BY STATE
--------------------------------------------------------------------------------
                      NUMBER OF      AGGREGATE CUT-OFF        PERCENTAGE OF
  STATE              PROPERTIES         DATE BALANCE      INITIAL POOL BALANCE
  -----              ----------         ------------      --------------------
Texas                     19           $ 90,817,375             12.89%
Maryland                   6             83,501,308             11.85%
Florida                   23             55,038,335              7.81%
New Jersey                14             52,966,816              7.52%
California                13             51,491,340              7.31%
New York                  14             48,366,192              6.86%
Arizona                    7             28,086,100              3.99%
Minnesota                  6             27,887,748              3.96%
Michigan                   5             27,460,974              3.90%
North Carolina             8             24,173,118              3.43%
Other                     78            214,975,297             30.48%
                         ---           ------------            ------
                         193           $704,764,603            100.00%
                         ===           ============            ======
--------------------------------------------------------------------------------


RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
---------------------------- ---------------------------------------------------
   RANGE OF            NUMBER OF    AGGREGATE CUT-OFF         PERCENTAGE OF
MORTGAGE RATES           LOANS         DATE BALANCE       INITIAL POOL BALANCE
--------------           -----         ------------       --------------------
6.260 - 6.999              26        $ 149,262,158               21.18%
7.000 - 7.124              22           67,695,557                9.61%
7.125 - 7.249              14           61,700,696                8.75%
7.250 - 7.374              19           77,216,986               10.96%
7.375 - 7.499              17           60,088,429                8.53%
7.500 - 7.624              23           78,620,238               11.16%
7.625 - 7.749              11           28,739,009                4.08%
7.750 - 7.874              16           75,800,966               10.76%
7.875 - 7.999               4           11,602,986                1.65%
8.000 - 8.124               6           17,317,632                2.46%
8.125 - 8.249               5           11,384,420                1.62%
8.250 - 8.374               5            7,406,210                1.05%
8.375 - 8.499               4           40,583,067                5.76%
8.500 - 8.624               2            8,162,895                1.16%
8.750 - 8.874               1            1,896,954                0.27%
9.125 - 9.249               1            3,819,352                0.54%
9.500 - 9.590               1            3,467,048                0.49%
                          ---        -------------              ------
TOTAL / WTD. AVG.         177        $ 704,764,603              100.00%
                          ===        =============              ======

--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
MORTGAGE LOAN / COLLATERAL SUMMARY



RANGE OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------
                                                                  PERCENTAGE OF
  RANGE OF CUT-OFF            NUMBER OF     AGGREGATE CUT-OFF        INITIAL
   DATE BALANCES                LOANS          DATE BALANCE        POOL BALANCE
   -------------                -----          ------------        ------------
$724,743 - $999,999                7          $   6,017,310            0.85%
$1,000,000 - $1,999,999           59             85,625,753           12.15%
$2,000,000 - $2,999,999           44            109,637,566           15.56%
$3,000,000 - $3,999,999           14             49,076,658            6.96%
$4,000,000 - $4,999,999           12             54,918,113            7.79%
$5,000,000 - $5,999,999            6             33,519,039            4.76%
$6,000,000 - $6,999,999            7             45,012,827            6.39%
$7,000,000 - $7,999,999            6             45,790,222            6.50%
$8,000,000 - $8,999,999            5             42,227,187            5.99%
$9,000,000 - $9,999,999            5             47,815,723            6.78%
$10,000,000 - $14,999,999          7             84,291,816           11.96%
$15,000,000 - $19,999,999          4             67,655,657            9.60%
$30,000,000 - $33,176,730          1             33,176,730            4.71%
                                 ---          -------------          ------
TOTAL / WTD. AVG.                177          $ 704,764,603          100.00%
                                 ===          =============          ======
--------------------------------------------------------------------------------



RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
  RANGE OF            NUMBER OF     AGGREGATE CUT-OFF         PERCENTAGE OF
   DSCRS                LOANS          DATE BALANCE        INITIAL POOL BALANCE
   -----                -----          ------------        --------------------
CTL Loans                  7         $  49,650,540                 7.04%
1.20 - 1.29               48           248,306,677                35.23%
1.30 - 1.39               32           101,484,496                14.40%
1.40- 1.49                24            77,535,692                11.00%
1.50 - 1.59               21            48,988,739                 6.95%
1.60 - 1.69               20            94,028,863                13.34%
1.70 - 1.79                7            38,248,556                 5.43%
1.80 - 1.89                5            10,999,640                 1.56%
1.90 - 1.99                3             9,750,137                 1.38%
2.00 - 2.49                5            15,122,557                 2.15%
2.50 -  2.99               3             7,993,386                 1.13%
3.00 - 3.49                1             1,683,670                 0.24%
4.00 - 4.01                1               971,649                 0.14%
                         ---         -------------               ------
TOTAL / WTD. AVG.        177         $ 704,764,603               100.00%
                         ===         =============               ======
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
MORTGAGE LOAN / COLLATERAL SUMMARY



RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
   RANGE OF          NUMBER OF       AGGREGATE CUT-OFF        PERCENTAGE OF
  LTV RATIOS           LOANS            DATE BALANCE       INITIAL POOL BALANCE
CTL Loans                 7           $  49,650,540               7.04%
17.67 - 50.00            13              23,268,528               3.30%
50.01 - 60.00            13              50,243,801               7.13%
60.01 - 70.00            38             112,969,622              16.03%
70.01 - 80.00           105             467,370,592              66.32%
80.01 - 80.10             1               1,261,519               0.18%
                        ---           -------------             ------
TOTAL / WTD. AVG.       177           $ 704,764,603             100.00%
                        ===           =============             ======
--------------------------------------------------------------------------------



RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY DATES/ANTICIPATED
REPAYMENT DATES
--------------------------------------------------------------------------------
RANGE OF MATURITY     NUMBER OF      AGGREGATE CUT-OFF        PERCENTAGE OF
   LTV RATIOS           LOANS           DATE BALANCE       INITIAL POOL BALANCE
CTL Loans                  7           $ 49,650,540                7.04%
Fully Amortizing          23             50,735,134                7.20%
0.01 - 50.00              26             73,005,481               10.36%
50.01 - 60.00             39            132,031,475               18.73%
60.01 - 70.00             69            343,874,964               48.79%
70.01 - 80.00             13             55,467,009                7.87%
                         ---           ------------              ------
TOTAL / WTD. AVG.        177           $704,764,603              100.00%
                         ===           ============              ======
--------------------------------------------------------------------------------



RANGE OF REMAINING TERM IN MONTHS
--------------------------------------------------------------------------------
RANGE OF REMAINING      NUMBER OF    AGGREGATE CUT-OFF        PERCENTAGE OF
   TERMS (MOS.)           LOANS         DATE BALANCE       INITIAL POOL BALANCE
50 - 72                     4          $  17,697,511              2.51%
73 - 84                     5             12,324,330              1.75%
85 - 96                     3             19,128,130              2.71%
97 - 108                   15             91,589,801             13.00%
109 - 120                 115            427,382,865             60.64%
121 - 228                  19             84,232,140             11.95%
229 - 240                  12             36,959,570              5.24%
241 - 292                   4             15,450,256              2.19%
                          ---          -------------            ------
TOTAL / WTD. AVG.         177          $ 704,764,603            100.00%
                          ===          =============            ======
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
TEN LARGEST MORTGAGE LOANS






-------------------------------------------------------------------------------------------------------------------

                                                                               WEIGHTED AVERAGES
                                  AGGREGATE                  -------------------------------------------------------
                                   CUT-OFF     PERCENTAGE                STATED                 CUT-OFF    LTV RATIO
                                    DATE       OF INITIAL    MORTGAGE  REMAINING                  DATE         AT
        PROPERTY NAME              BALANCE    POOL BALANCE     RATE    TERM(MOS.)      DSCR    LTV RATIO    MATURITY
       ---------------            ---------   ------------   --------  ----------      ----    ---------   ---------
Hunt Valley Executive Plaza      33,176,730       4.71%        6.590      112          1.65       71.0        61.7
The Galleria                     18,478,392       2.62%        6.690      112          1.45       73.9        64.5
Castle Hill Health Care Center   17,100,000       2.43%        8.375      120          1.60       72.8        55.2
Forest Village                   16,337,265       2.32%        6.977      108          1.21       79.3        69.9
Brookville Healthcare Center     15,740,000       2.23%        8.375      120          1.73       59.6        45.2
Beckman-Coulter Buildings (etc.) 14,875,024       2.11%        7.260      228          N/A         N/A         N/A
Bay Plaza Expansion              12,774,267       1.81%        7.750      126          1.25       71.0        61.1
Timonium Corporate Park          12,517,620       1.78%        6.690      112          1.32       74.7        65.2
Kelsey Hayes                     11,474,466       1.63%        7.800      118          1.23       71.8        64.2
Renaissance Office Park          10,993,724       1.56%        7.750      119          1.25       67.9        59.5
------------------------------- ------------------------------------------------------------------------------------


DESCRIPTION

HUNT VALLEY EXECUTIVE PLAZA (APPROX. $33,176,730).

This Mortgage Loan is evidenced by a note made by the borrower and a guaranty by the parent of the borrower, which guaranty is secured by an indemnity deed of trust encumbering four office buildings totaling 517,724 net rentable square feet. It was constructed between 1967 and 1977 and was renovated in 1998. The property is located in Hunt Valley, Maryland. As of December 3, 1998, the office complex was 95.8% leased. Major tenants include PDP Group (82,716 net rentable square feet) and Eastern Savings Bank (20,830 net rentable square feet). Other tenants include Blue Cross/Blue Shield and Reynolds and Reynolds. As of May 8, 1998 the appraised value was $46,750,000, indicating a Cut-off Date LTV of 71%. The Underwritten Net Cash Flow is $4,211,009, indicating a DSCR of 1.65x.

THE GALLERIA (APPROX. $18,478,392).

This Mortgage Loan is evidenced by a note made by the borrower and a guaranty by the parent of the borrower, which guaranty is secured by an indemnity deed of trust encumbering three mixed use, office and retail buildings totaling 204,665 net rentable square feet. The buildings were constructed in 1982. The property is located in Lutherville, Maryland. As of December 3, 1998, the office complex was 97.8% leased. Major tenants include Kaiser Permanente (28,888 net rentable square feet) and Essel Enterprises (23,534 net rentable square feet). Other tenants include P.S.A. Financial and CIGNA. As of May 8, 1998 the appraised value was $25,000,000, indicating a Cut-off Date LTV of 74%. The Underwritten Net Cash Flow was $2,084,063, indicating a DSCR of 1.45x.

CASTLE HILL HEALTH CARE CENTER (APPROX. $17,100,000).

The Mortgaged Property is located at 615 Twenty-third Street, Union City (Hudson County), New Jersey. The Mortgaged Property is improved by a six-story, 180-bed skilled nursing home facility, with 79,841 net rentable square feet and was built in 1992. Three area hospitals (Christ Hospital, Palisades General, and Jersey City Medical Center) are all located in the vicinity of the Mortgaged Property and refer their patients to the facility. The Mortgaged Property is served by public



--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
TEN LARGEST MORTGAGE LOANS



transportation and has easy access from the New Jersey Turnpike, the Holland Tunnel and Route 1. Additionally, there are numerous local roads in the subject's immediate area. As of March 1, 1999, the appraised value was $23,500,000, indicating a Cut-off Date LTV of 73%. The Underwritten Net Cash Flow was $2,758,102, indicating a DSCR of 1.60x. Historical occupancy for the subject is 99%, 99%, 98% and 98% for 1995, 1996, 1997 and 1998, respectively.
The borrowing entity is Castle Hill Holding, LLC., affiliates of which also own Brookville Health Care Center, and as of the date of origination, five other long-term and residential care healthcare facilities in New Jersey and several retail and residential properties in New York and Florida.

FOREST VILLAGE (APPROX. $16,337,265).

The Mortgaged Property is located at 4400 Rena Road in the city of Suitland, Prince Georges County, Maryland. The Mortgaged Property is a 31.72 acre site, improved by a 410-unit garden apartment complex of three and four-story garden style apartment buildings. Additional improvements include 620 parking spaces, which provide a parking ratio of 1.5 spaces per unit. The Mortgaged Property was constructed in 1961. Individual unit amenities include frost-free refrigerators, disposals, picture windows and a patio/balcony. Approximately 12.5 acres of the site consists of recreational park area. Project amenities include an outdoor swimming pool, two tennis courts, children's playground, a wooden picnic shelter and a gazebo. As of December 31, 1998, the property was 95% leased. Prior to origination, the appraised value was $20,600,000, indicating a Cut-off Date LTV of 79%. The Underwritten Net Cash Flow was $1,588,354, indicating a DSCR of 1.21x.

BROOKVILLE HEALTH CARE CENTER (APPROX. $15,740,000).

The Mortgaged Property is located at 155 Fortieth Street, Irvington (Essex County), New Jersey. The Mortgaged Property is improved by a 180-bed nursing home facility totaling 89,070 net rentable square feet. Five area hospitals (Irvington General, Newark Beth Israel, E. Orange General, St. Barnabas and St. James) are all located in the vicinity of the Mortgaged Property and refer patients to the facility. The improvements were originally built in 1980 as a single story building, and was gut renovated and converted to a nursing home in 1992. Public transportation and access to and from the facility is provided by an excellent network of NJ Transit buses as well as Interstate 78, the Garden State Parkway and Route 124. Additionally, there are numerous local roads in the subject's immediate area. As of March 1, 1999, the appraised value was $26,400,000, indicating a Cut-off Date LTV of 60%. The Underwritten Net Cash Flow was $2,741,226, indicating a DSCR of 1.73x. As of April 21, 1999, the property was 93% occupied. The borrowing entity, Brookville Holding, LLC, the principal affiliates of which as of the date of origination also owns Castle Hill Health Care Center and five other residential health care facilities.

BECKMAN-COULTER BUILDINGS (APPROX. $14,875,024).

This Credit Tenant Loan is secured by three single-tenant office/R&D buildings totaling approximately 163,156 net rentable square feet and built in 1972, 1982 and 1989, respectively. The property is located in Chaska, Minnesota. The property is leased to Beckman-Coulter, Inc. ("Beckman") under a bond-type lease that expires on June 30, 2018. As of May 1, 1999, Beckman had


--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
TEN LARGEST MORTGAGE LOANS



a long-term rating of "BB+" (stable) from Standard & Poor's, "Ba1" (negative watch) from Moody's and "BBB-" (stable) from Duff & Phelps Credit Rating Co. Beckman is engaged in the design, manufacture, distribution and servicing of analytical systems used in the diagnostic and bio-research markets.

Pursuant to a lease modification agreement between Beckman and the borrower under this Credit Tenant Loan, Beckman is permitted to pay rent in Japanese yen for so long as the related borrower is party to one or more currency exchange swap agreements obligating one or more counterparties that satisfy certain net worth and rating requirements to pay to the lender the dollar-denominated Monthly rental payment on each day on which it is due under the lease. First National Bank of Chicago and Citibank, N.A. are the counterparties on the currency exchange agreement. At any time that a qualifying currency exchange agreement is not then in effect, a notice of termination of any such agreement has been given or any condition precedent to the payment by a swap financial institution has not been satisfied or waived, the basic rent automatically re-converts to dollar-denominated rent and the agreement to permit Beckman to pay rent in yen becomes null and void. Beckman has agreed to indemnify the related borrower and the lender for all losses, damages and liabilities that it may incur under any currency swap relating to the obligations under the lease.

BAY PLAZA EXPANSION (APPROX. $12,774,267).

This Mortgage Loan is secured by a shopping center that consists of two one-story buildings, with a total of 56,200 net rentable square feet. The center was constructed in 1988 and is located in New York, New York. Anchor tenants are Staples (24,000 net rentable square feet) and Old Navy (22,200 net rentable square feet). As of July 1, 1998, the property was 100% leased. As of July 1, 1998, the appraised value was $18,000,000, indicating a Cut-off Date LTV of 71%. The Underwritten Net Cash Flow is $1,391,919, indicating a DSCR of 1.25x. The Bay Plaza Expansion is an expansion parcel for a larger shopping center (not part of the collateral) that is comprised of a total of 53 stores located on 71 acres and is anchored by Big K, Pathmark and J.C. Penney. The complex is located in the Co-op City section of the Bronx, New York City, an area bounded by Interstate 95 and the Hutchinson River Parkway.

TIMONIUM CORPORATE PARK (APPROX. $12,517,620).

This Mortgage Loan is evidenced by a note made by the borrower and a guaranty by the parent of the borrower, which guaranty is secured by an indemnity deed of trust encumbering a ten-story elevator served office building located in Timonium, Maryland. The property was constructed in 1986 and has a total of 134,226 net rentable square feet. As of December 3, 1998, the office complex was 95.6% leased. Major tenants include Medex Associates Brooks-Shettle Matterhorne (23,059 net rentable square feet) and Clifton, Gunderson LLC (20,179 net rentable square feet). Other tenants include GBMC Agency Inc. and Metropolitan Insurance Company. As of May 8, 1998, the appraised value was $16,750,000, indicating a Cut-off Date LTV of 75%. The Underwritten Net Cash Flow is $1,284,796, indicating a DSCR of 1.32x.


--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
TEN LARGEST MORTGAGE LOANS



KELSEY HAYES (APPROX. $11,474,466).

This Mortgage Loan is secured by two industrial/office buildings located in Livonia, Michigan. The property was constructed in 1989 and has a total of 180,514 net rentable square feet. As of March 12, 1999 the property was 100% leased to Kelsey Hayes Company. As of March 25, 1999 the appraised value was $15,980,000, indicating a Cut-off Date LTV of 72%. The Underwritten Net Cash Flow is $1,216,481, indicating a DSCR of 1.23x.

RENAISSANCE OFFICE PARK (APPROX. $10,993,724).

The Mortgaged Property is located at the intersection of Eastern and Tropicana Avenues in the city of Las Vegas, Nevada. This Mortgaged Property, between Interstate 15 and U.S. Highway 95, is in an area located directly between the Las Vegas International Airport and The Strip, in an area known for medical services.

The 15.4-acre site is improved with 21 separate single-story buildings totaling 139,651 square feet. The borrower developed the subject in two phases, with improvements completed in 1980 and 1985 respectively. The property includes 52 tenant spaces ranging from 500 to 1,800 square feet. Amenities include two artistic water fountains, outdoor courtyards and sitting areas, delivery and post office drop boxes, and desert-style landscaping throughout the site. Major tenants include the First Security Bank (17,947 net rentable square feet) and Executive Suites (10,463 net rentable square feet). As of March, 1999 the office complex was at least 90% leased. As of March 1999, the appraised value was approximately $16,200,000, including a Cut-off Date LTV of 67.9%. The Underwritten Net Cash Flow is $1,198,867, indicating a DSCR of 1.25x.



--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES




RESTRICTIONS

100% of the Mortgage Loans generally have protection against voluntary prepayment during their terms. 54.39% are locked out until their respective maturity dates (or, with respect to ARD Loans, Anticipated Repayment Date), 1.39% require the payment of Yield Maintenance Charges until maturity .(or, with respect to ARD Loans, Anticipated Repayment Date). The remaining 44.22% have varying periods of Lockout, Yield Maintenance and/or Prepayment Premiums until a specified period of time (generally between three and nine months) immediately prior to their respective maturity dates during which there are no restrictions on voluntary prepayment (or, with respect to ARD Loans, Anticipated Repayment
Date).

More generally, 163 loans or 90.91% of the initial pool balance is either locked out or protected by defeasance, 11 loans or 6.14% pool balance is protected by lockout followed by a yield maintenance period, and 3 loans or 2.94% of the initial pool balance is protected by lockout followed by a period of fixed prepayment premiums.

ALLOCATION OF PREMIUMS AND CHARGES

PREPAYMENT PREMIUMS. 25% of Prepayment Premiums will be allocated on any distribution date, to the Class A, B, C, D and E Certificate holders based on principal distributed to such Class on such distribution date. Only Classes A, B, C, D and E will receive this distribution. All remaining amounts of Prepayment Premiums will be distributed to Class X. Please see page S-86 of the Prospectus Supplement for a description of the allocation of Prepayment Premiums.

YIELD MAINTENANCE CHARGES. Substantially all Yield Maintenance Charges are calculated flat to Treasuries. The fraction of Yield Maintenance Charges distributed to each eligible principal paying bond class (Classes A, B, C, D and
E) is defined by:

(a) The principal distributed to each such class divided by the total principal distributed to all classes of Certificates multiplied by

(b)  (Bond Coupon - Treasury Rate) / (Mortgage Rate-Treasury Rate),

where (b) is not to exceed 1.0, or be less than zero, and where the Treasury Rate is the appropriate Treasury yield used to calculate the Yield Maintenance Charge.

This fraction is multiplied by the Yield Maintenance Charge, to determine the amount allocated among Classes A, B, C, D, and E, whichever are currently receiving principal on the distribution date. Class X will receive the remainder of any Yield Maintenance Charges.

Please see page S-86 of the Prospectus Supplement for a description of the allocation of Yield Maintenance Charges.



--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V, 1999-C1
--------------------------------------------------------------------------------
PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES


The following table summarizes the amounts and percentages of the Pool Balance which are subject to a Lockout Period, Yield Maintenance Charge or Prepayment Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).

PREPAYMENT LOCK-OUT/PREMIUM ANALYSIS

-----------------------------------------------------------------------------------------------------------------------------------
                                        12      24      36      48      60      72      84      96     108     120     132    144
                               CURRENT  MO.     MO.     MO.     MO.     MO.     MO.     MO.     MO.     MO.     MO.     MO.    MO.
                                JUNE   JUNE    JUNE    JUNE    JUNE    JUNE    JUNE    JUNE    JUNE    JUNE    JUNE    JUNE   JUNE
PREPAYMENT RESTRICTION          1999   2000    2001    2002    2003    2004    2005    2006    2007    2008    2009   2010    2011
----------------------          ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----   ----    ----
Locked Out                      99.7%  97.4%   97.4%   96.8%   92.1%   92.1%   93.8%   92.4%   92.1%   89.1%   88.6%  100.0% 100.0%
Yield Maintenance                0.3    0.8     0.8     1.4     6.1     6.1     6.2     6.3     6.6     1.6     0.0     0.0    0.0
Percentage Premium
5.00% and greater                0.0    1.8     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    0.0
4.00 to 4.99%                    0.0    0.0     1.8     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    0.0
3.00 to 3.99%                    0.0    0.0     0.0     1.8     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    0.0
2.00 to 2.99%                    0.0    0.0     0.0     0.0     1.8     0.0     0.0     0.0     0.0     0.0     0.0     0.0    0.0
1.00 to 1.99%                    0.0    0.0     0.0     0.0     0.0     1.8     0.0     1.3     1.3     0.0     0.0     0.0    0.0
Open                             0.0    0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     9.3    11.4     0.0    0.0
TOTALS                         100.0% 100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0%  100.0% 100.0%
Mortgage Pool Balance
($ millions)                  $704.8 $695.4  $685.1  $674.0  $662.0  $644.3  $618.7  $592.3  $559.4  $465.4   $97.4   $80.8  $58.8
% of Initial Pool Balance      100.0%  98.7%   97.2%   95.6%   93.9%   91.4%   87.8%   84.0%   79.4%   66.0%   13.8%   11.5%   8.3%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                                 156     168     180
                                  MO.     MO.     MO.
                                 JUNE    JUNE    JUNE
PREPAYMENT RESTRICTION           2012    2013    2014
----------------------           ----    ----    ----
Locked Out                      100.0%   89.1%   97.9%
Yield Maintenance                 0.0     0.0     0.0
Percentage Premium
5.00% and greater                 0.0     0.0     0.0
4.00 to 4.99%                     0.0     0.0     0.0
3.00 to 3.99%                     0.0     0.0     0.0
2.00 to 2.99%                     0.0     0.0     0.0
1.00 to 1.99%                     0.0     0.0     0.0
Open                              0.0    10.9     2.1
TOTALS                          100.0%  100.0%  100.0%
Mortgage Pool Balance
($ millions)                    $53.1   $46.8   $36.0
% of Initial Pool Balance         7.5%    6.6%    5.1%
------------------------------------------------------



MORTGAGE LOAN PREPAYMENT PROVISIONS

-----------------------------------------------------------------------------------------------------------------
                                                                                                       WEIGHTED
                                                                                                      AVERAGE #
                                                                WEIGHTED      LOCKOUT/DEFEASANCE      OF MONTHS
                      NUMBER                        % OF        AVERAGE          TERM (MO.)/% OF       OPEN TO
                        OF          AGGREGATE      INITIAL       STATED        WEIGHTED AVERAGE       PREPAYMENT
 PREPAYMENT          MORTGAGE     CUT-OFF DATE      POOL       REMAINING        STATED REMAINING      PRIOR TO
 RESTRICTION (A)      LOANS          BALANCE       BALANCE     TERM (MO.)      TERM OF LOCKOUT       MATURITY/ARD
 ---------------      -----          -------       -------     ----------      ---------------       ------------
LO, or LO then D       163        $640,734,144      90.91%        130         128         98.26%          2
LO, then P               3          20,728,314       2.94          85          39         45.86           5
LO, then YM             11          43,302,145       6.14         104          36         34.43           3
                       ---        ------------     ------         ---         ---         -----          --
Total / Wtd. Avg.      177        $704,764,603     100.00%        127         120         94.03%          2
                       ===        ============     ======         ===         ===         =====          ==
-----------------------------------------------------------------------------------------------------------------

(1) LO = Lockout; D = Defeasance; P = Fixed Prepayment Premiums; YM = Yield Maintenance




--------------------------------------------------------------------------------
The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superceded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

                            PAINEWEBBER INCORPORATED

                                  PMAC 1999-C1
                                    CLASS A-1



----------------------------------------------------------------------------------------
PRICING SPEED:      RUN       SETTLES     RULES FROM     COLLATERAL     TERM      COUPON
----------------------------------------------------------------------------------------
  0.000 CPR    at Issuance     6/7/99       Script                      309.9     7.4023
----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 CLASS 3A1       ORIGINAL PAR     TYPE          COUPON            PRICE
-------------------------------------------------------------------------------
 Tranche 1       $153,627,000      SEQ      6.4300 (FIXED)      100.51688
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
       PREPAYMENT RATE    0 CPR    25 CPR    50 CPR    75 CPR   100 CPR     0 CPR     0 CPR     0 CPR
          DEFAULT RATE    0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA
PRICE IN 4/32NDS STEPS    +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP
-----------------------------------------------------------------------------------------------------
                99-00     6.694     6.712     6.723     6.730     6.737     6.694     6.694     6.694
                99-04     6.664     6.681     6.692     6.698     6.705     6.664     6.664     6.664
                99-08     6.635     6.651     6.660     6.666     6.672     6.635     6.635     6.635
                99-12     6.605     6.620     6.629     6.634     6.640     6.605     6.605     6.605
                99-16     6.576     6.590     6.598     6.603     6.608     6.576     6.576     6.576

                99-20     6.546     6.559     6.567     6.571     6.575     6.546     6.546     6.546
                99-24     6.517     6.529     6.536     6.540     6.543     6.517     6.517     6.517
                99-28     6.488     6.498     6.505     6.508     6.511     6.488     6.488     6.488
               100-00     6.458     6.468     6.474     6.477     6.479     6.458     6.458     6.458
               100-04     6.429     6.438     6.443     6.446     6.447     6.429     6.429     6.429

               100-08     6.400     6.407     6.412     6.414     6.415     6.400     6.400     6.400
               100-12     6.371     6.377     6.381     6.383     6.383     6.371     6.371     6.371
               100-16(P ) 6.342     6.347     6.350     6.352     6.351     6.342     6.342     6.342
               100-20     6.313     6.317     6.320     6.321     6.320     6.313     6.313     6.313
               100-24     6.284     6.287     6.289     6.290     6.288     6.284     6.284     6.284

               100-28     6.255     6.257     6.258     6.259     6.256     6.255     6.255     6.255
               101-00     6.226     6.227     6.228     6.228     6.225     6.226     6.226     6.226
               101-04     6.197     6.197     6.197     6.197     6.193     6.197     6.197     6.197
               101-08     6.168     6.168     6.167     6.166     6.162     6.168     6.168     6.168
               101-12     6.139     6.138     6.137     6.135     6.130     6.139     6.139     6.139

               101-16     6.111     6.108     6.106     6.105     6.099     6.111     6.111     6.111
               101-20     6.082     6.079     6.076     6.074     6.067     6.082     6.082     6.082
               101-24     6.054     6.049     6.046     6.043     6.036     6.054     6.054     6.054
               101-28     6.025     6.020     6.016     6.013     6.005     6.025     6.025     6.025
               102-00     5.997     5.990     5.986     5.982     5.974     5.997     5.997     5.997
-----------------------------------------------------------------------------------------------------
         AVERAGE LIFE:    5.321     5.126     5.013     4.944     4.829     5.321     5.321     5.321
         MOD DURATION:    4.276     4.130     4.045     3.991     3.906     4.276     4.276     4.276
         EXP. 1ST PAY:  7/15/99   7/15/99   7/15/99   7/15/99   7/15/99   7/15/99   7/15/99   7/15/99
        EXP. MATURITY: 12/15/07  10/15/07   9/15/07   8/15/07   7/15/07  12/15/07  12/15/07  12/15/07
        AL TSY SPREAD:     0.85      0.86      0.87      0.88      0.88      0.85      0.85      0.85
-----------------------------------------------------------------------------------------------------
                                            TREASURY CURVE
-----------------------------------------------------------------------------------------------------
                 TSY               YIELD                         TSY                 YIELD
                 ---               -----                         ---                 -----

                1 YR               4.830
                2 YR               5.260                        10 YR                5.600


                5 YR               5.480                        30 YR                5.890
-----------------------------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED

                                  PMAC 1999-C1
                                    CLASS A-2



----------------------------------------------------------------------------------------
PRICING SPEED:      RUN       SETTLES     RULES FROM     COLLATERAL     TERM      COUPON
----------------------------------------------------------------------------------------
  0.000 CPR    at Issuance     6/7/99       Script                      309.9     7.4023
----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 CLASS 3A2       ORIGINAL PAR     TYPE          COUPON            PRICE
-------------------------------------------------------------------------------
 Tranche 2       $357,327,000      SEQ      6.8000 (FIXED)      101.52121
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
       PREPAYMENT RATE    0 CPR    25 CPR    50 CPR    75 CPR   100 CPR     0 CPR     0 CPR     0 CPR
          DEFAULT RATE    0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA
PRICE IN 4/32NDS STEPS    +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP
-----------------------------------------------------------------------------------------------------
               100-00     6.858     6.858     6.857     6.857     6.857     6.858     6.858     6.858
               100-04     6.839     6.839     6.839     6.839     6.838     6.839     6.839     6.839
               100-08     6.820     6.820     6.820     6.820     6.819     6.820     6.820     6.820
               100-12     6.802     6.802     6.801     6.801     6.800     6.802     6.802     6.802
               100-16     6.783     6.783     6.783     6.783     6.781     6.783     6.783     6.783

               100-20     6.765     6.764     6.764     6.764     6.763     6.765     6.765     6.765
               100-24     6.746     6.746     6.746     6.745     6.744     6.746     6.746     6.746
               100-28     6.728     6.727     6.727     6.727     6.725     6.728     6.728     6.728
               101-00     6.709     6.709     6.709     6.708     6.706     6.709     6.709     6.709
               101-04     6.691     6.690     6.690     6.690     6.688     6.691     6.691     6.691

               101-08     6.672     6.672     6.672     6.671     6.669     6.672     6.672     6.672
               101-12     6.654     6.654     6.653     6.653     6.650     6.654     6.654     6.654
               101-16(P)  6.636     6.635     6.635     6.634     6.632     6.636     6.636     6.636
               101-20     6.617     6.617     6.616     6.616     6.613     6.617     6.617     6.617
               101-24     6.599     6.599     6.598     6.598     6.595     6.599     6.599     6.599

               101-28     6.581     6.580     6.580     6.579     6.576     6.581     6.581     6.581
               102-00     6.562     6.562     6.562     6.561     6.558     6.562     6.562     6.562
               102-04     6.544     6.544     6.543     6.543     6.539     6.544     6.544     6.544
               102-08     6.526     6.526     6.525     6.524     6.521     6.526     6.526     6.526
               102-12     6.508     6.507     6.507     6.506     6.502     6.508     6.508     6.508

               102-16     6.490     6.489     6.489     6.488     6.484     6.490     6.490     6.490
               102-20     6.472     6.471     6.471     6.470     6.465     6.472     6.472     6.472
               102-24     6.454     6.453     6.452     6.452     6.447     6.454     6.454     6.454
               102-28     6.436     6.435     6.434     6.433     6.429     6.436     6.436     6.436
               103-00     6.418     6.417     6.416     6.415     6.411     6.418     6.418     6.418
-----------------------------------------------------------------------------------------------------
         AVERAGE LIFE:    9.268     9.252     9.234     9.209     9.085     9.268     9.268     9.268
         MOD DURATION:    6.711     6.703     6.693     6.680     6.614     6.711     6.711     6.711
         EXP. 1ST PAY: 12/15/07  10/15/07   9/15/07   8/15/07   7/15/07  12/15/07  12/15/07  12/15/07
        EXP. MATURITY:  4/15/09   4/15/09   4/15/09   4/15/09   1/15/09   4/15/09   4/15/09   4/15/09
        AL TSY SPREAD:     1.05      1.05      1.05      1.05      1.05      1.05      1.05      1.05
-----------------------------------------------------------------------------------------------------
                                            TREASURY CURVE
-----------------------------------------------------------------------------------------------------
                 TSY               YIELD                         TSY                 YIELD
                 ---               -----                         ---                 -----

                1 YR               4.830
                2 YR               5.260                        10 YR                5.600


                5 YR               5.480                        30 YR                5.890
-----------------------------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED

                                  PMAC 1999-C1
                                     CLASS B



----------------------------------------------------------------------------------------
PRICING SPEED:      RUN       SETTLES     RULES FROM     COLLATERAL     TERM      COUPON
----------------------------------------------------------------------------------------
  0.000 CPR    at Issuance     6/7/99       Script                      309.9     7.4023
----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 CLASS AA        ORIGINAL PAR     TYPE          COUPON            PRICE
-------------------------------------------------------------------------------
 Tranche 3       $35,238,000       SEQ          6.9400          101.58402
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
       PREPAYMENT RATE    0 CPR    25 CPR    50 CPR    75 CPR   100 CPR     0 CPR     0 CPR     0 CPR
          DEFAULT RATE    0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA
PRICE IN 4/32NDS STEPS    +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP
-----------------------------------------------------------------------------------------------------
               100-00     7.002     7.002     7.002     7.002     7.002     7.002     7.002     7.002
               100-04     6.984     6.984     6.984     6.984     6.984     6.984     6.984     6.984
               100-08     6.966     6.966     6.966     6.966     6.966     6.966     6.966     6.966
               100-12     6.948     6.948     6.948     6.948     6.948     6.948     6.948     6.948
               100-16     6.931     6.931     6.931     6.931     6.930     6.931     6.931     6.931

               100-20     6.913     6.913     6.913     6.913     6.912     6.913     6.913     6.913
               100-24     6.895     6.895     6.895     6.895     6.894     6.895     6.895     6.895
               100-28     6.877     6.877     6.877     6.877     6.876     6.877     6.877     6.877
               101-00     6.859     6.859     6.859     6.859     6.858     6.859     6.859     6.859
               101-04     6.841     6.841     6.841     6.841     6.840     6.841     6.841     6.841

               101-08     6.824     6.824     6.824     6.824     6.823     6.824     6.824     6.824
               101-12     6.806     6.806     6.806     6.806     6.805     6.806     6.806     6.806
               101-16(P)  6.788     6.788     6.788     6.788     6.787     6.788     6.788     6.788
               101-20     6.771     6.771     6.771     6.771     6.769     6.771     6.771     6.771
               101-24     6.753     6.753     6.753     6.753     6.752     6.753     6.753     6.753

               101-28     6.736     6.736     6.736     6.736     6.734     6.736     6.736     6.736
               102-00     6.718     6.718     6.718     6.718     6.716     6.718     6.718     6.718
               102-04     6.700     6.700     6.700     6.700     6.699     6.700     6.700     6.700
               102-08     6.683     6.683     6.683     6.683     6.681     6.683     6.683     6.683
               102-12     6.665     6.665     6.665     6.665     6.664     6.665     6.665     6.665

               102-16     6.648     6.648     6.648     6.648     6.646     6.648     6.648     6.648
               102-20     6.631     6.631     6.631     6.631     6.628     6.631     6.631     6.631
               102-24     6.613     6.613     6.613     6.613     6.611     6.613     6.613     6.613
               102-28     6.596     6.596     6.596     6.596     6.594     6.596     6.596     6.596
               103-00     6.579     6.578     6.578     6.578     6.576     6.579     6.579     6.579
-----------------------------------------------------------------------------------------------------
         AVERAGE LIFE:    9.857     9.856     9.856     9.856     9.785     9.857     9.857     9.857
         MOD DURATION:    6.968     6.967     6.967     6.967     6.932     6.968     6.968     6.968
         EXP. 1ST PAY:  4/15/09   4/15/09   4/15/09   4/15/09   1/15/09   4/15/09   4/15/09   4/15/09
        EXP. MATURITY:  5/15/09   4/15/09   4/15/09   4/15/09   4/15/09   5/15/09   5/15/09   5/15/09
        AL TSY SPREAD:     1.19      1.19      1.19      1.19      1.19      1.19      1.19      1.19
-----------------------------------------------------------------------------------------------------
                                            TREASURY CURVE
-----------------------------------------------------------------------------------------------------
                 TSY               YIELD                         TSY                 YIELD
                 ---               -----                         ---                 -----

                1 YR               4.830
                2 YR               5.260                        10 YR                5.600


                5 YR               5.480                        30 YR                5.890
-----------------------------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED

                                  PMAC 1999-C1
                                     CLASS C



----------------------------------------------------------------------------------------
PRICING SPEED:      RUN       SETTLES     RULES FROM     COLLATERAL     TERM      COUPON
----------------------------------------------------------------------------------------
  0.000 CPR    at Issuance     6/7/99       Script                      309.9     7.4023
----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 CLASS A         ORIGINAL PAR     TYPE          COUPON            PRICE
-------------------------------------------------------------------------------
 Tranche 4        $37,000,000     SEQ           7.0900          101.59293
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
       PREPAYMENT RATE    0 CPR    25 CPR    50 CPR    75 CPR   100 CPR     0 CPR     0 CPR     0 CPR
          DEFAULT RATE    0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA
PRICE IN 4/32NDS STEPS    +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP
-----------------------------------------------------------------------------------------------------
               100-00    7.156     7.156     7.156     7.156     7.156     7.156     7.156     7.156
               100-04    7.138     7.138     7.138     7.138     7.138     7.138     7.138     7.138
               100-08    7.120     7.120     7.120     7.120     7.119     7.120     7.120     7.120
               100-12    7.102     7.102     7.102     7.102     7.101     7.102     7.102     7.102
               100-16    7.084     7.084     7.084     7.084     7.083     7.084     7.084     7.084

               100-20    7.066     7.066     7.066     7.066     7.065     7.066     7.066     7.066
               100-24    7.048     7.048     7.048     7.048     7.047     7.048     7.048     7.048
               100-28    7.030     7.030     7.030     7.030     7.029     7.030     7.030     7.030
               101-00    7.013     7.012     7.012     7.012     7.012     7.013     7.013     7.013
               101-04    6.995     6.995     6.995     6.994     6.994     6.995     6.995     6.995

               101-08    6.977     6.977     6.977     6.977     6.976     6.977     6.977     6.977
               101-12    6.959     6.959     6.959     6.959     6.958     6.959     6.959     6.959
               101-16(P) 6.942     6.942     6.941     6.941     6.940     6.942     6.942     6.942
               101-20    6.924     6.924     6.924     6.923     6.923     6.924     6.924     6.924
               101-24    6.906     6.906     6.906     6.906     6.905     6.906     6.906     6.906

               101-28    6.889     6.889     6.888     6.888     6.887     6.889     6.889     6.889
               102-00    6.871     6.871     6.871     6.870     6.869     6.871     6.871     6.871
               102-04    6.854     6.853     6.853     6.853     6.852     6.854     6.854     6.854
               102-08    6.836     6.836     6.836     6.835     6.834     6.836     6.836     6.836
               102-12    6.819     6.818     6.818     6.818     6.817     6.819     6.819     6.819

               102-16    6.801     6.801     6.801     6.800     6.799     6.801     6.801     6.801
               102-20    6.784     6.783     6.783     6.783     6.781     6.784     6.784     6.784
               102-24    6.766     6.766     6.766     6.765     6.764     6.766     6.766     6.766
               102-28    6.749     6.749     6.748     6.748     6.746     6.749     6.749     6.749
               103-00    6.732     6.731     6.731     6.731     6.729     6.732     6.732     6.732
-----------------------------------------------------------------------------------------------------
         AVERAGE LIFE:    9.942     9.932     9.923     9.909     9.862     9.942     9.942     9.942
         MOD DURATION:    6.960     6.955     6.951     6.944     6.921     6.960     6.960     6.960
         EXP. 1ST PAY:  5/15/09   4/15/09   4/15/09   4/15/09   4/15/09   4/15/09   4/15/09   4/15/09
        EXP. MATURITY:  6/15/09   5/15/09   5/15/09   5/15/09   5/15/09   6/15/09   6/15/09   6/15/09
        AL TSY SPREAD:     1.34      1.34      1.34      1.34      1.34      1.34      1.34      1.34
-----------------------------------------------------------------------------------------------------
                                            TREASURY CURVE
-----------------------------------------------------------------------------------------------------
                 TSY               YIELD                         TSY                 YIELD
                 ---               -----                         ---                 -----

                1 YR               4.830
                2 YR               5.260                        10 YR                5.600


                5 YR               5.480                        30 YR                5.890
-----------------------------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED

                                  PMAC 1999-C1
                                     CLASS D



----------------------------------------------------------------------------------------
PRICING SPEED:      RUN       SETTLES     RULES FROM     COLLATERAL     TERM      COUPON
----------------------------------------------------------------------------------------
  0.000 CPR    at Issuance     6/7/99       Script                      309.9     7.4023
----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 CLASS BBB      ORIGINAL PAR     TYPE          COUPON            PRICE
-------------------------------------------------------------------------------
 Tranche 5       $33,476,000     SEQ           7.2700           98.88167
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
       PREPAYMENT RATE    0 CPR    25 CPR    50 CPR    75 CPR   100 CPR     0 CPR     0 CPR     0 CPR
          DEFAULT RATE    0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA
PRICE IN 4/32NDS STEPS    +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP
-----------------------------------------------------------------------------------------------------
                97-05    7.756     7.757     7.757     7.758     7.761     7.756     7.756     7.756
                97-09    7.737     7.738     7.739     7.739     7.742     7.737     7.737     7.737
                97-13    7.719     7.719     7.720     7.721     7.723     7.719     7.719     7.719
                97-17    7.700     7.701     7.701     7.702     7.704     7.700     7.700     7.700
                97-21    7.682     7.682     7.683     7.683     7.685     7.682     7.682     7.682

                97-25    7.663     7.664     7.664     7.665     7.667     7.663     7.663     7.663
                97-29    7.645     7.645     7.646     7.646     7.648     7.645     7.645     7.645
                98-01    7.627     7.627     7.627     7.628     7.629     7.627     7.627     7.627
                98-05    7.608     7.608     7.609     7.609     7.611     7.608     7.608     7.608
                98-09    7.590     7.590     7.590     7.591     7.592     7.590     7.590     7.590

                98-13    7.571     7.572     7.572     7.572     7.574     7.571     7.571     7.571
                98-17    7.553     7.553     7.554     7.554     7.555     7.553     7.553     7.553
                98-21(P) 7.535     7.535     7.535     7.536     7.537     7.535     7.535     7.535
                98-25    7.517     7.517     7.517     7.517     7.518     7.517     7.517     7.517
                98-29    7.498     7.499     7.499     7.499     7.500     7.498     7.498     7.498

                99-01    7.480     7.480     7.481     7.481     7.481     7.480     7.480     7.480
                99-05    7.462     7.462     7.462     7.463     7.463     7.462     7.462     7.462
                99-09    7.444     7.444     7.444     7.444     7.445     7.444     7.444     7.444
                99-13    7.426     7.426     7.426     7.426     7.427     7.426     7.426     7.426
                99-17    7.408     7.408     7.408     7.408     7.408     7.408     7.408     7.408

                99-21    7.390     7.390     7.390     7.390     7.390     7.390     7.390     7.390
                99-25    7.372     7.372     7.372     7.372     7.372     7.372     7.372     7.372
                99-29    7.354     7.354     7.354     7.354     7.354     7.354     7.354     7.354
               100-01    7.336     7.336     7.336     7.336     7.335     7.336     7.336     7.336
               100-05    7.318     7.318     7.318     7.318     7.317     7.318     7.318     7.318
-----------------------------------------------------------------------------------------------------
         AVERAGE LIFE:   10.143    10.125    10.099    10.063     9.963    10.143    10.143    10.143
         MOD DURATION:    6.935     6.927     6.915     6.898     6.852     6.935     6.935     6.935
         EXP. 1ST PAY:  6/15/09   5/15/09   5/15/09   5/15/09   5/15/09   6/15/09   6/15/09   6/15/09
        EXP. MATURITY: 12/15/09  12/15/09  12/15/09  12/15/09   6/15/09  12/15/09  12/15/09  12/15/09
        AL TSY SPREAD:     1.93      1.93      1.93      1.93      1.94      1.93      1.93      1.93
-----------------------------------------------------------------------------------------------------
                                            TREASURY CURVE
-----------------------------------------------------------------------------------------------------
                 TSY               YIELD                         TSY                 YIELD
                 ---               -----                         ---                 -----

                1 YR               4.830
                2 YR               5.260                        10 YR                5.600


                5 YR               5.480                        30 YR                5.890
-----------------------------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED

                                  PMAC 1999-C1
                                     CLASS X



----------------------------------------------------------------------------------------
PRICING SPEED:      RUN       SETTLES     RULES FROM     COLLATERAL     TERM      COUPON
----------------------------------------------------------------------------------------
100.000 CPR    at Issuance     6/7/99       Script                      309.9     7.4023
----------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 CLASS X        ORIGINAL PAR     TYPE          COUPON            PRICE
-------------------------------------------------------------------------------
 Tranche 11     $704,764,602     SEQ           0.6163            4.26467
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
       PREPAYMENT RATE    0 CPR    25 CPR    50 CPR    75 CPR   100 CPR     0 CPR     0 CPR     0 CPR
          DEFAULT RATE    0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA     0 PSA
PRICE IN 4/32NDS STEPS    +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP     +0 BP
-----------------------------------------------------------------------------------------------------
                 2-26    21.339    21.383    21.405    21.407    21.275    21.339    21.339   21.339
                 2-30    19.935    19.971    19.987    19.984    19.841    19.935    19.935   19.935
                 3-02    18.634    18.663    18.674    18.666    18.515    18.634    18.634   18.634
                 3-06    17.425    17.448    17.454    17.443    17.282    17.425    17.425   17.425
                 3-10    16.297    16.315    16.316    16.302    16.134    16.297    16.297   16.297

                 3-14    15.242    15.255    15.252    15.235    15.061    15.242    15.242   15.242
                 3-18    14.252    14.260    14.255    14.234    14.055    14.252    14.252   14.252
                 3-22    13.321    13.325    13.316    13.294    13.109    13.321    13.321   13.321
                 3-26    12.443    12.443    12.432    12.407    12.217    12.443    12.443   12.443
                 3-30    11.613    11.610    11.597    11.570    11.375    11.613    11.613   11.613

                 4-02    10.827    10.821    10.805    10.777    10.578    10.827    10.827   10.827
                 4-06    10.082    10.073    10.055    10.025     9.823    10.082    10.082   10.082
                 4-10(P)  9.373     9.362     9.342     9.310     9.105     9.373     9.373    9.373
                 4-14     8.698     8.684     8.663     8.630     8.422     8.698     8.698    8.698
                 4-18     8.054     8.039     8.016     7.981     7.770     8.054     8.054    8.054

                 4-22     7.440     7.422     7.397     7.362     7.149     7.440     7.440    7.440
                 4-26     6.851     6.832     6.806     6.770     6.554     6.851     6.851    6.851
                 4-30     6.288     6.267     6.240     6.203     5.985     6.288     6.288    6.288
                 5-02     5.748     5.725     5.698     5.659     5.440     5.748     5.748    5.748
                 5-06     5.230     5.205     5.177     5.137     4.916     5.230     5.230    5.230

                 5-10     4.731     4.706     4.676     4.636     4.413     4.731     4.731    4.731
                 5-14     4.252     4.225     4.194     4.154     3.930     4.252     4.252    4.252
                 5-18     3.790     3.762     3.730     3.689     3.464     3.790     3.790    3.790
                 5-22     3.344     3.315     3.283     3.241     3.015     3.344     3.344    3.344
                 5-26     2.915     2.885     2.852     2.809     2.582     2.915     2.915    2.915
-----------------------------------------------------------------------------------------------------
         AVERAGE LIFE:    9.208     9.153     9.116     9.084     8.976     9.208     9.208     9.208
         MOD DURATION:    4.182     4.168     4.157     4.149     4.131     4.182     4.182     4.182
         EXP. 1ST PAY:  7/15/99   7/15/99   7/15/99   7/15/99   7/15/99   7/15/99   7/15/99   7/15/99
        EXP. MATURITY:  2/15/19   2/15/19   2/15/19   2/15/19   2/15/19   2/15/19   2/15/19   2/15/19
        AL TSY SPREAD:     3.79      3.78      3.76      3.73      3.53      3.79      3.79      3.79
-----------------------------------------------------------------------------------------------------
                                            TREASURY CURVE
-----------------------------------------------------------------------------------------------------
                 TSY               YIELD                         TSY                 YIELD
                 ---               -----                         ---                 -----

                1 YR               4.830
                2 YR               5.260                        10 YR                5.600


                5 YR               5.480                        30 YR                5.890
-----------------------------------------------------------------------------------------------------